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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 23, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-HYB1, Mortgage Pass-Through Certificates, Series 2001-
          HYB1).


                                  CWMBS, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      333-51332                   95-4449516
-----------------------------       ----------------        -----------------
(State of Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



           4500 Park Granada
           Calabasas, California                            91302
      --------------------------------------              ------------
          (Address of Principal                           (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-HYB1, Countrywide Securities Corporation ("Countrywide") as one of the Underwriters of the Offered Certificates, has prepared certain materials (the "Countrywide Computational Materials") for distribution to potential investors. Although the CWMBS, Inc. (the "Company") provided Countrywide with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Countrywide Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Countrywide Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated July 23, 2001.



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated July 20, 2001 and the prospectus supplement dated July 20, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-HYB1.




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


Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Countrywide Computational Materials filed on Form SE dated July 23, 2001.





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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.




                                                  By: /s/ Celia Coulter
                                                     -------------------------
                                                     Celia Coulter
                                                     Vice President



Dated:  August 13, 2001





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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1.    Countrywide Computational Materials filed on Form SE              6
         dated July 23, 2001.






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


                                 EXHIBIT 99.1
                                 ------------

         Countrywide Computational Materials filed on Form SE dated
July 23, 2001.







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